UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 27, 2005

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
incorporation)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (203) 743-8000

                                      Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01    Entry into a Material Definitive Agreement

        On September 27, 2005, Ethan Allen Interiors Inc., through its wholly-owned subsidiary Ethan Allen Global, Inc., (“Ethan Allen” or the “Company”) closed on the sale of $200.0 million aggregate principal amount of 5.375% senior notes due 2015 (the “Notes”), pursuant to the terms of a purchase agreement dated as of September 22, 2005, among Ethan Allen Global, Inc., as issuer, Ethan Allen Interiors Inc., Ethan Allen Operations, Inc., Ethan Allen Realty, LLC, Ethan Allen Retail, Inc., Lake Avenue Associates, Inc., and Manor House, Inc., as guarantors on a joint and several basis (the “Guarantors”), and J.P. Morgan Securities Inc. (the “Initial Purchaser”), a copy of which is attached hereto as Exhibit 10.1 (the “Purchase Agreement”). The Notes were offered only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in accordance with Regulation S.

        The above description of the Purchase Agreement is qualified in its entirety by reference to the terms of the Purchase Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

        On September 27, 2005, Ethan Allen and the Guarantors entered into an indenture, a copy of which is attached hereto as Exhibit 10.2 (the “Indenture”), with U.S. Bank National Association, as trustee (the “Trustee”). The Indenture sets forth the rights and provisions governing the Notes. Principal is payable on the Notes on October 1, 2015. Interest is payable on the Notes semi-annually in arrears on April 1 and October 1 of each year beginning on April 1, 2006. The Notes may be redeemed in whole or in part, at Ethan Allen’s option at any time at the greater of (i) 100% of the principal amount of the notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed discounted to the date of redemption on a semi-annual basis at the applicable treasury rate plus 20 basis points, plus, in each case, accrued and unpaid interest to the redemption date. In the event of default, the Trustee or the holders of 25% of the outstanding principal amount of the Notes may accelerate payment of principal, premium, if any, and accrued and unpaid interest. Events of default include failure to pay in accordance with the terms of the Indenture, including failure, under certain circumstances, to pay indebtedness other than the Notes.

        The above description of the Indenture is qualified in its entirety by reference to the terms of the Indenture, attached hereto as Exhibit 10.2 and incorporated herein by reference.

        On September 27, 2005, Ethan Allen and the Guarantors entered into a registration rights agreement, a copy of which is attached hereto as Exhibit 10.3 (the “Registration Rights Agreement”), with the Initial Purchaser. Pursuant to the terms of the Registration Rights Agreement, Ethan Allen agreed, for the benefit of the holders of the Notes, at Ethan Allen’s cost, to cause to be filed an exchange offer registration statement (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”). The Company has agreed to use its commercially reasonable efforts to consummate the exchange offer within 240 days after the issuance of the Notes. The Registration Statement shall remain effective until 180 days after the closing of the exchange offer which shall commence promptly after the Registration Statement is declared effective by the SEC. The Company has agreed to file a shelf registration statement for the resale of the Notes if it cannot effect the exchange offer within the time period referred to above, or under other circumstances specified in the Registration Rights Agreement. The interest rate on the Notes will increase if the Company does not comply with certain of its obligations under the Registration Rights Agreement. During the period the Company fails to comply with these obligations, it will pay additional interest on the notes at a rate of 0.50% per year for the first 90-day period following such failure, and a rate of 1.00% per year after the termination of such 90-day period following such failure, until the exchange offer is completed or the shelf registration statement, if required, is declared effective or the Notes otherwise become freely tradable under the Securities Act.

        The above description of the Registration Rights Agreement is qualified in its entirety by reference to the terms of the Registration Rights Agreement, attached hereto as Exhibit 10.3 and incorporated herein by reference.

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Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-
                    Balance Sheet Arrangement of a Registrant

        The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01     Other Events

        On September 28, 2005, the Company announced the closing of the sale of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. Other details of the transaction are described under Item 1.01 above.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
10.1	Purchase Agreement dated September 22, 2005, by and among Ethan Allen Global, Inc., the Guarantors named therein, and the Initial Purchaser named therein, relating to the Notes
10.2	Indenture dated September 27, 2005, by and among Ethan Allen Global, Inc., the Guarantors named therein, and the Initial Purchaser named therein, relating to the Notes
10.3	Registration Rights Agreement dated September 27, 2005, by and among Ethan Allen Global, Inc., the Guarantors named therein, and the Initial Purchaser named therein, relating to the Notes
99.1	Press release dated September 28, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             ETHAN ALLEN INTERIORS INC.

Date: September 30, 2005	By:/s/ M. Farooq Kathwari M. Farooq Kathwari Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
10.1	Purchase Agreement dated September 22, 2005, by and among Ethan Allen Global, Inc., the Guarantors named therein, and the Initial Purchaser named therein, relating to the Notes
10.2	Indenture dated September 27, 2005, by and among Ethan Allen Global, Inc., the Guarantors named therein, and the Initial Purchaser named therein, relating to the Notes
10.3	Registration Rights Agreement dated September 27, 2005, by and among Ethan Allen Global, Inc., the Guarantors named therein, and the Initial Purchaser named therein, relating to the Notes
99.1	Press release dated September 28, 2005